UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  August 9, 2005


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                   000-24394                52-1790357
     (State of                  (Commission              (IRS Employer
     Incorporation)             File Number)             Identification No.)


     77-530 Enfield Lane, Bldg D
     Palm Desert, California                             92211
     (Address of principal executive offices)            (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

     On August 9, 2005, Penn Octane Corporation ("Penn Octane") received written notification (the "Nasdaq Notification") from The Nasdaq Stock Market's Listing Qualification Department stating that Penn Octane had not yet filed a proxy statement for the fiscal year ended July 31, 2004 as required by Marketplace
Rules 4350(e) and 4350(g) (the "Rules"). The Nasdaq Notification stated that Penn Octane is not in compliance with the Rules. In December 2004, Penn Octane changed its fiscal year end from July 31 to December 31. By letter dated July 22, 2005, Penn Octane notified Nasdaq of Penn Octane's intention to file its proxy statement on or about August 15, 2005 and to hold its annual meeting of stockholders on or before August 31, 2005. The Nasdaq Notification states that "Staff believes that the Company provided a definitive plan evidencing its ability to achieve and sustain compliance with the Rules, and as such, has determined to grant an extension of time. The terms of the extension are as follows: on or before August 15, 2005, the Company must file its proxy statement with the SEC and Nasdaq. Subsequently, the Company must hold its annual meeting for the fiscal year ended July 31, 2004, on or before August 31, 2005."

     On August 15, 2005, Penn Octane filed its proxy statement for its annual meeting of stockholders to be held on August 31, 2005. Penn Octane intends to hold its annual meeting of stockholders on August 31, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN OCTANE CORPORATION


                                   By:  /s/ Ian T. Bothwell
                                      ----------------------
                                   Name:  Ian T. Bothwell
                                   Title:  Vice President,
                                           Chief Financial Officer, Treasurer,
                                           and Assistant Secretary, (Principal
                                           Financial and Accounting Officer)

Date:  August 15, 2005


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